Exhibit 99.1

First Choice Healthcare Solutions, Inc. and Westin Acquisition Corp Announce Definitive Business Combination Agreement to Create a Publicly Traded Healthcare and Wellness Company

Jul 22, 2026

Transaction Highlights

●	Transaction expected to accelerate First Choice Healthcare Solutions, Inc.’s strategic rebrand to Wellgevity 360, a next-generation healthcare and wellness platform focused on longevity, preventative care, and personalized, biology-driven treatment solutions;

●	Transaction values First Choice Healthcare at a pro forma enterprise value of approximately $650 million;

●	According to Global Wellness Institute, the United States’ fast-growing wellness economy is now valued at $2.1 trillion growing at an annual rate of 7.9% from 2019 to 2024;

●	Wellness economy per capita spending in the US surpassed the $6,000 threshold in 2024, reaching $6,293, while the sector now accounts for 7.33% of the nation’s GDP;

●	First Choice Healthcare Solutions mission is to deliver clinician-led end-to-end, whole-person care that integrates primary care, wellness, and longevity services to improve a patient’s quality of life;

●	Backed by an experienced management team spanning emerging growth, healthcare services, and biopharmaceuticals;

●	Post-combination company expected to trade on Nasdaq;

●	Transaction expected to close in the fourth quarter of 2026, subject to customary approvals and closing conditions.

New York and NEW YORK, July 22, 2026 (GLOBE NEWSWIRE) -- First Choice Healthcare Solutions, Inc. (OTCQB: FCHS), a Delaware corporation (“First Choice” or the “Company”), announced today that it has entered into an Agreement and Plan of Merger (the “Agreement”) with Westin Acquisition Corp. (Nasdaq: WSTN, WSTNR, WSTNU) (“Westin”), a Cayman Islands exempted company and special purpose acquisition company, and First Choice Acquisition Corp., a Delaware corporation (“Merger Sub”), pursuant to which, immediately prior to the closing of the proposed business combination, Westin will domesticate from the Cayman Islands to the State of Nevada and continue as Wellgevity 360, Inc. (“PubCo”), following which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of PubCo (the “Proposed Transaction”).

First Choice Healthcare Solutions, Inc. is engaged in providing healthcare services through developing and operating functional health, longevity and regenerative medicine clinics and related healthcare businesses.

Expanding Footprint in the Wellness and Longevity Markets

The global wellness and longevity markets are experiencing unprecedented expansion, driven by an aging global demographic and a profound consumer shift toward proactive health, anti-aging therapies, and personalized medicine. First Choice delivers clinician-led, whole-person care by integrating primary care, advanced diagnostics, regenerative therapies, medical weight loss, and hormone optimization. This Proposed Transaction positions the Company to scale its national footprint, enhance its service offering and technological infrastructure, and meet the rising demand for life-improvement and preventive clinical services.

A Significant Market Opportunity

●	According to the Global Wellness Institute, the global wellness economy reached a record $6.8 trillion and is forecast to expand at a 7.6% annual rate to approach $9.8 trillion by 2029;

●	Millennials and Gen Z drive a "prejuvenation" trend, shifting med-spas and aesthetics clinics into holistic longevity and screening centers;

●	Genomics and nutraceuticals remain the largest revenue drivers, while emerging technologies like biomarkers and senolytics are seeing the fastest growth as AI advances precision medicine

The Financial Model for Longevity Medicine may be a more Durable Business

●	Cash pay reduces insurance dependency

●	Membership programs can create predictable recurring revenue

●	High-income demographics with inelastic health spending

●	The service ecosystem creates compounding revenue potential per patient

Mr. Kok Peng Na, Chairman/CEO of Westin, said, “The merger reflects our commitment to partnering with a company with an innovative healthcare platform, experienced management team and significant growth potential. We believe the Company is well positioned to capitalize on the growing demand for primary care, wellness and regenerative medicine services, and that this proposed transaction will provide the resources, public market access, and strategic flexibility needed to support its next phase of growth.”

Mr. Lance Friedman, CEO of First Choice Healthcare Solutions, Inc., commented, “This business combination marks a transformative milestone for First Choice as we capitalize on the accelerating demand for longevity and functional medicine. By combining our clinical model with Westin's public market access, we expect to be able to scale our operations rapidly, invest in cutting-edge health technologies, and expand our services to a broader patient base seeking to optimize their health span and lifespan.”

Transaction Overview

Pursuant to the Agreement, prior to the closing of the Proposed Transaction, Westin will domesticate from the Cayman Islands to the State of Nevada (the “Domestication”), upon the Domestication Effective Time, Westin will continue as a Nevada corporation (“PubCo”). Following the Domestication, Merger Sub, a Delaware corporation and wholly owned subsidiary of PubCo, will merge with and into the Company, with the Company surviving the merger as a wholly owned subsidiary of PubCo, in each case subject to the terms and conditions of the Agreement.

The Proposed Transaction implies a pre-money equity value of approximately $650 million for the Company. Additional information regarding transaction proceeds, sources and uses of funds, and pro forma ownership will be included in the registration statement and other transaction-related materials to be filed in connection with the Proposed Transaction. The parties may also cooperate in connection with any additional financing arrangements sought in connection with the Proposed Transaction.

The Proposed Transaction, which has been approved by the boards of directors of both Westin and the Company, is subject to regulatory approvals, the approvals by the shareholders of Westin and the Company, respectively, and the satisfaction of certain other customary closing conditions, including, among others, a registration statement, of which the proxy statement/prospectus forms a part, being declared effective by the U.S. Securities and Exchange Commission, and the approval by Nasdaq of the listing application of the combined company.

The description of the Proposed Transaction contained herein is only a summary and is qualified in its entirety by reference to the Agreement relating to the Proposed Transaction. A more detailed description of the Proposed Transaction and a copy of the Agreement will be included in a Current Report on Form 8-K to be filed by Westin with the SEC and will be available on the SEC’s website at www.sec.gov.

Advisors

Celine & Partners, PLLC and Ogier serve as the legal advisors to Westin. Sichenzia Ross Ference Carmel LLP serves as the U.S.  securities counsel to the Company. Geneva Capital Pte. Ltd. (GCCPL) serves as the financial advisor to the Company.

About First Choice Healthcare Solutions, Inc.

First Choice Healthcare Solutions, Inc. is engaged in providing healthcare services through developing and operating functional health, longevity and regenerative medicine clinics and related healthcare businesses.

About Westin Acquisition Corp.

Westin is a special purpose acquisition company incorporated as a Cayman Islands exempted company and listed on the Nasdaq Stock Market under the symbols WSTN, WSTNR, and WSTNU. Westin was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Westin’s strategy is to identify and partner with a business that can benefit from access to the public markets and additional growth opportunities.

Important Additional Information Regarding the Proposed Transaction Will Be Filed With the SEC

This press release relates to the proposed business combination between Westin and the Company. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. Westin and the Company intend to file a Registration Statement on Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Westin shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. Westin and the Company will also file other documents regarding the proposed business combination with the SEC. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF WESTIN ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Westin and the Company through the website maintained by the SEC at www.sec.gov.

The documents filed by Westin and the Company with the SEC also may be obtained free of charge upon written request to Westin Acquisition Corp., Suite 1165-L 3 Coleman Street #03-24, Singapore 179804.

Participants in the Solicitations

Westin, the Company and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from Westin’s shareholders in connection with the proposed business combination. A list of the names of the directors, executive officers, other members of management and employees of Westin and the Company, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by Westin and the Company. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934 that are based on beliefs and assumptions and on information currently available to Westin and the Company. These forward-looking statements are based on Westin’s and the Company’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by words such as “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of the Company’s business plans, including its plans to expand, the anticipated enterprise value of the combined company following the consummation of the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of Westin and the Company believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of Westin and the Company cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond Westin’s and the Company’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by Westin and the Company with the SEC, and other documents filed by Westin, Westin or the Company from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither Westin nor the Company presently know, or that Westin and the Company currently believe are immaterial, and that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by Westin or the Company, their respective directors, officers or employees or any other person that Westin or the Company will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for Westin or the Company to predict these events or how they may affect Westin or the Company. Except as required by law, neither Westin nor the Company has any duty to, and does not intend to update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur.

Uncertainties and risk factors that could affect Westin’s and the Company’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against Westin or the Company, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of Westin or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet Nasdaq listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of Westin or the Company as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; Westin’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; changes in laws and regulations that impact the Company; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Westin’s final prospectus relating to its initial public offering and in subsequent filings with the SEC, including the Registration Statement on Form F-4 relating to the business combination expected to be filed by Westin and the Company.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries, please contact:

Westin Acquisition Corp. Media Contact:
Bob Lau
bob.lau@genevagroup.com.sg

First Choice Healthcare Solutions, Inc. Contact
PCG Advisory
Kevin McGrath
+1-646-418-7002
kevin@pcgadvisory.com